Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 29, 2002
Prospectus

The following information replaces the biographical information for Brian Hanson found in the "Fund Management" section on page 30.

Christian Zann is manager of Advisor Consumer Industries Fund, which he has managed since December 2002. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.

AFOCI-02-06 December 2, 2002
1.479771.123

Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class B, and Class C
September 29, 2002
Prospectus

The following information replaces the biographical information for Brian Hanson found in the "Fund Management" section on page 33.

Christian Zann is manager of Advisor Consumer Industries Fund, which he has managed since December 2002. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.

The following information replaces the second, third, eighth, and seventeenth paragraphs after the heading "Conversion Feature" in the "Fund Services - Fund Distribution" section beginning on page 37.

Class A of each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of each fund is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of each fund may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments other than as described in the following paragraph. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Under the plan, and subject to the overall 0.50% limit on 12b-1 (distribution) fees described above, Class A of each fund may also use a portion of the brokerage commissions paid when a fund buys or sells a portfolio security to promote the sale of its shares. These brokerage commissions result when a fund sells or purchases a security through a broker-dealer who, in turn, directs a portion of the brokerage commission earned on the transaction to promote the sale of fund shares. The plan permits the use of these brokerage commissions for distribution purposes at an annual rate of up to 0.10% of the class's average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of Advisor Consumer Industries, Class A of Advisor Financial Services, and Class A of Advisor Natural Resources anticipate using brokerage commissions equal to 0.02% of their average net assets for distribution purposes in fiscal year 2003. Class A of Advisor Cyclical Industries anticipates using brokerage commissions equal to 0.01% of its average net assets for distribution purposes in fiscal year 2003. Class A of Advisor Health Care and Class A of Advisor Technology anticipate using brokerage commissions equal to 0.03% of their average net assets for distribution purposes in fiscal year 2003. Class A of Advisor Telecommunications & Utilities Growth anticipates using brokerage commissions equal to 0.06% of its average net assets for distribution purposes in fiscal year 2003. Class A of Advisor Biotechnology, Class A of Advisor Developing Communications, and Class A of Advisor Electronics do not anticipate using a substantial amount of brokerage commissions for distribution purposes in fiscal year 2003.

Under the plan, and subject to the overall 0.50% limit for each fund (except Advisor Natural Resources) and 0.40% limit for Advisor Natural Resources on 12b-1 (distribution) fees described above, Class T of each fund may also use a portion of the brokerage commissions paid when a fund buys or sells a portfolio security to promote the sale of its shares. These brokerage commissions result when a fund sells or purchases a security through a broker-dealer who, in turn, directs a portion of the brokerage commission earned on the transaction to promote the sale of fund shares. The plan permits the use of these brokerage commissions for distribution purposes at an annual rate of up to 0.10% of the class's average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of Advisor Consumer Industries, Class T of Advisor Financial Services, and Class T of Advisor Natural Resources anticipate using brokerage commissions equal to 0.02% of their average net assets for distribution purposes in fiscal year 2003. Class T of Advisor Cyclical Industries anticipates using brokerage commissions equal to 0.01% of its average net assets for distribution purposes in fiscal year 2003. Class T of Advisor Health Care and Class T of Advisor Technology anticipate using brokerage commissions equal to 0.03% of their average net assets for distribution purposes in fiscal year 2003. Class T of Advisor Telecommunications & Utilities Growth anticipates using brokerage commissions equal to 0.06% of its average net assets for distribution purposes in fiscal year 2003. Class T of Advisor Biotechnology, Class T of Advisor Developing Communications, and Class T of Advisor Electronics do not anticipate using a substantial amount of brokerage commissions for distribution purposes in fiscal year 2003.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

AFOC-02-07 December 2, 2002
1.480125.127